XCELMOBILITY, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Basis of Presentation

On August 30, 2011 (the “Closing Date”), XcelMobility Inc., a Nevada corporation (the “Company” or “Xcel”), closed a voluntary share exchange transaction with CC Mobility Limited, a company organized under the laws of Hong Kong (“CC Mobility”) and the shareholders of CC Mobility (“Selling Shareholders”) pursuant to a Share Exchange Agreement dated July 5, 2011 (the “Exchange Agreement”) by and among Xcel, CC Mobility, the Selling Shareholders and Shenzhen CC Power Corporation (“CC Power”), a company organized under the laws of the People’ Republic of China (“PRC”).

In accordance with the terms of Exchange Agreement, on the Closing Date, Xcel issued 33,300,000 shares of its common stock to the Selling Shareholders in exchange for 100% of the issued and outstanding capital stock of CC Mobility (the “Exchange Transaction”). As a result of the Exchange Transaction, the Selling Shareholders acquired 50.50% of our issued and outstanding common stock, CC Mobility became our wholly-owned subsidiary, and Xcel acquired the business and operations of CC Mobility and CC Power.

The acquisition will be accounted for as a reverse merger effected by a share exchange, wherein CC Mobility is considered the acquirer for accounting and financial reporting purposes. The Pro forma statements are presented for the three months ended June 30, 2011 and 2010 and year ended March 31, 2011 and 2010.

The unaudited pro forma consolidated statements of operations reflects the results of operations of the company had the merger occurred on the beginning of each of the above reporting periods. The pro forma consolidated statements of operations were prepared as if the transactions were consummated on the beginning of each period presented. These pro forma consolidated statements of operations have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

As a result of the Exchange Transaction, the organizational structure of Xcel is as follows:

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA BALANCE SHEET AS AT JUNE 30, 2011

						Pro Forma
	Xcelmobility Inc.	CC Mobility	CC Power	Pro Forma		Consolidated
	As of quarter	As of quarter	As of quarter
	ended	ended	ended	Adjustments
	June 30, 2011	June 30, 2011	June 30, 2011

ASSETS

Current assets

Cash	$32,795	$100,042	$48,923	$-		$181,760

Accounts receivable, net	-	-	1,136	-		1,136

Other receivables, net	-	-	5,320	-		5,320

Prepaid expense	1,601	-	-	-		1,601

Total current assets	34,396	100,042	55,379	-		189,817

Equity investment in affiliated company	-	-	35,061	-		35,061
Property, plant and equipment, net	-	-	23,421	-		23,421

Total non-current assets	-	-	58,482	-		58,482

TOTAL ASSETS	$34,396	$100,042	$113,861	$-		$248,299

LIABILITIES AND DEFICIT

Current liabilities

Accounts payable	6,305	-	-	-		6,305

Advance from customers	-	-	1,392	-		1,392
Other payables, accrued expenses and other taxes payable	-	-	17,903	300,000	D	317,903

Deferred revenue	-	-	14,166	-		14,166

Due to shareholder	100	-	-	(100)	A	-

Total current liabilities	6,405	-	33,461	299,990		339,766

Non-current liabilities

Convertible promissory note and interest payable on convertible promissory note	150,000	100,000	-	-		250,000

Deferred revenue	1,582	342	4,366	-		5,948

Total non-current liabilities	151,582	100,342	4,366	-		256,290

Total liabilities	157,987	100,342	37,827	299,900		596,056

Shareholders' deficit

Preferred stock, $0.001 par value, 20,000,000 shares authorized; no shares issued and outstanding June 30, 2011	-	-	-	-		-

Common stock, $0.001 par value, 100,000,000 shares authorized as of June 30, 2011	77,700	129	-	(17,700)	C	60,000

				(129)	E

Additional paid in capital	(26,700)	-	345,864	-		-

				100	A

				(174,591)	B

				17,700	C

				129	E	162,373

				(429)	E

Accumulated deficit	(174,591)	(429)	(297,337)	174,591	B

				(300,000)	D

				429	E	(597,337)

Accumulated other comprehensive income	-	-	27,507	-		27,507

Total shareholders' deficit	(123,591)	(300)	76,034	(299,900)		(347,457)

TOTAL LIABILITIES AND DEFICIT	$34,396	$100,042	$113,861	$-		$248,299

Notes to Unaudited Pro Forma Combined Financial Information:

On August 30, 2011, Xcel completed a share exchange agreement, or the Share Exchange Agreement, with CC Mobility and its shareholders, a Hong Kong company, and CC Power. Pursuant to the Share Exchange Agreement, Xcel acquired 100% of the issued and outstanding capital stock of CC Mobility in exchange for 30,300,000 shares of our common stock, par value $0.001 per share, which constituted 50.5% of the issued and outstanding common stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement.

Assumptions and Adjustments:

Notes to Pro forma Adjustments

A	Adjustment to give effect to the forgiveness of amount due to principal stockholder prior to merger.

B	Adjustment to CC Power's accumulated deficit to reflect the reverse acquisition.

C	Adjustment to give effect to the cancellation of 17,700,000 pre-merger shares of Xcelmobility.

D	Adjustment to give effect to expenses expected to be incurred in connection with the merger transaction

E	Adjustment to CC Mobility's accumulated deficit and common stock to reflect the reverse acquisition

* Shenzhen CC Power Investment Consulting Co. Ltd was formed in July 2011. Therefore, it is not being consolidated in the pro-forma consolidated balance sheet as of June 30, 2011.

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2011

	Xcelmobility			Pro Forma		Pro Forma
	Inc.	CC Mobility	CC Power	Adjustments		Consolidated
	Three months	Three months	Three months
	ended	ended	ended
	June 30, 2011	June 30, 2011	June 30, 2011

Revenue	$-	$-	$4,598	$-		$4,598

Costs of Goods Sold	-	-	15,717	-		15,717

Gross Profit	-	-	(11,119)	-		(11,119)

Selling, general and administrative expense	119,447	429	12,856	300,000	D	432,732

Total operating expenses	119,447	429	12,856	300,000		432,732

Interest income	-	-	-	-		-

Interest expense	-	-	-	-		-

Other income	-	-	393	-		393

Total Other Income (expense)	-	-	393	-		393

Loss Before taxes	(119,447)	(429)	(23,582)	(300,000)		(443,458)

Income tax expense	-	-	-	-		-

Loss from continuing operation	(119,447)	(429)	(23,582)	(300,000)		(443,458)

Income from discontinued operation	-	-	14,048	-		14,048

Net Loss	(119,447)	(429)	(9,534)	(300,000)		(429,410)

Net income attributable to non-controlling interest	-	-	2,058	-		2,058

Net loss attributable to CC Power	$(119,447)	$(429)	$(11,592)	$(300,000)		$(431,468)

Net Loss	$(119,447)	$(429)	$(9,534)	$(300,000)		$(429,410)

Foreign currency translation adjustment	-	-	555	-		555

Comprehensive income attributable to non-controlling interest	-	-	5,007	-		5,007

Comprehensive Loss	$(119,447)	$(429)	$(3,972)	$(300,000)		$(423,848)

Basic and diluted earnings (loss) per share:

Continuing operation	$(0.00)	$(0.67)	$-	$-		$(0.01)

Discontinued operation	-	-	-	-		0

Basic and diluted net loss per share	$(0.00)	$(0.67)	$-	$-		$(0.01)

Weighted average shares outstanding	77,700,000	637	-	(17,700,000)	C	60,000,000

				(637)	E

PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2010

	Xcelmobility		Pro Forma		Pro Forma
	Inc.	CC Power	Adjustments		Consolidated
	Three months	Three months
	ended	ended
	June 30, 2010	June 30, 2010

Revenue	$-	$36,000	$-		$36,000

Costs of Goods Sold	-	18,829	-		18,829

Gross Profit	-	17,171	-		17,171

Selling, general and administrative expense	2,544	24,703	300,000	D	327,247
Total operating expenses	2,544	24,703	300,000		327,247

Interest income	-	64	-		64

Interest expense	-	(73)	-		(73)

Total Other Income (expense)	-	(9)	-		(9)

Loss Before taxes	(2,544)	(7,541)	(300,000)		(310,085)

Income tax expense	-	-	-		-

Loss from continuing operation	(2,544)	(7,541)	(300,000)		(310,085)

Income from discontinued operation	-	9,914	-		9,914

Net Income (loss)	(2,544)	2,373	(300,000)		(300,171)
Net income attributable to non-controlling interest	-	3,966	-		3,966

Net (loss) attributable to CC Power	$(2,544)	$(1,593)	$(300,000)		$(304,137)

Net Income (Loss)	$(2,544)	$2,373	$(300,000)		$(300,171)

Foreign currency translation adjustment	-	1,343	-		1,343
Comprehensive income attributable to non-controlling interest	-	7,716			7,716
Comprehensive Income (Loss)	$(2,544)	$11,432	$(300,000)		$(291,112)

Basic and diluted loss per share:

Continuing operation	$(0.00)	$-	$-		$(0.01)

Discontinued operation	-	-	-		0.00

Basic and diluted net loss per share	$(0.00)	$-	$-		$(0.01)

Weighted average shares outstanding	77,700,000	-	(17,700,000)	C	60,000,000

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
PRO FORMA BALANCE SHEET AS AT MARCH 31, 2011

	Xcelmobility Inc.	CC Power	Pro Forma		Pro Forma
	As of fiscal year	As of fiscal
	ended	year ended	Adjustments		Consolidated
	March 31, 2011	December 31, 2010
ASSETS

Current assets
Cash	$2,160	$46,259	$-		$48,419
Accounts receivable	-	1,421	-		1,421
Other receivables, net	-	21,935	-		21,935
Inventories	-	15,381	-		15,381
Due from shareholder	-	30,693	-		30,693
Deferred income taxes	-	3,559	-		3,559
Prepaid expense	1,601	-	-		1,601

Total current assets	3,761	119,248	-		123,009

Property, plant and equipment, net	-	44,408	-		44,408
Deferred income taxes	-	14,831	-		14,831

Total non-current assets		59,239	-		59,239
	-

TOTAL ASSETS	$3,761	$178,487	$-		$182,248

LIABILITIES AND DEFICIT

Current liabilities

Accounts payable	$7,805	$-	$-		$7,805
Advance from customers	-	1,507	-		1,507
Other payables, accrued expenses and other taxes payable	-	18,098	300,000	D	318,098
Deferred revenue	-	33,102	-		33,102
Due to shareholder	100	-	(100)	A	-

Total current liabilities	7,905	52,707	299,900		360,512

Non-current liabilities

Deferred revenue	-	11,280	-		11,280

Total non-current liabilities	-	11,280	-		11,280

Total liabilities	7,905	63,987	299,900		371,792

Shareholders' deficit

Preferred stock: $0.001 par value; 20,000,000 shares authorized; no shares issued or outstanding	-	-	-		-
Common stock: $0.001 par value; 100,000,000 shares authorized	77,700	-	(17,700)	C	60,000

Additional paid in capital	(26,700)	345,864
			100	A
			(55,144)	B
			17,700	C	281,820

Accumulated deficit	(55,144)	(296,430)	55,144	B
			(300,000)	D	(596,430)

Accumulated other comprehensive income	-	22,798	-		22,798

Total shareholders' deficit	(4,144)	72,232	(299,900)		(231,812)

Non-controlling interest	-	42,268	-		42,268

TOTAL LIABILITIES AND DEFICIT	$3,761	$178,487	$-		$182,248

On August 30, 2011, Xcel completed a share exchange agreement, or the Share Exchange Agreement, with CC Mobility and its shareholders, a Hong Kong company, and CC Power. Pursuant to the Share Exchange Agreement, Xcel acquired 100% of the issued and outstanding capital stock of CC Mobility in exchange for 30,300,000 shares of our common stock, par value $0.001 per share, which constituted 50.5% of the issued and outstanding common stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement. `

Assumptions and Adjustments:

Notes to Pro forma Adjustments

A    Adjustment to give effect to the forgiveness of amount due to principal stockholder prior to merger.

B    Adjustment to accumulated deficit to reflect the reverse acquisition.

C    Adjustment to give effect to the cancellation of 17,700,000 pre-merger shares of Xcelmobility.

D    Adjustment to give effect to expenses expected to be incurred in connection with the merger transaction.

* Shenzhen CC Power Investment Consulting Co. Ltd was formed in July 2011. Therefore, it is not being consolidated in the pro-forma consolidated balance sheet as of March 31, 2011.

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE TWELVE MONTHS ENDED MARCH 31, 2011

	Xcelmobility Inc.	CC Power	Pro Forma		Pro Forma
	For the Twelve Months	For the Twelve	Adjustments		Consolidated
	ended	Months ended
	March 31, 2011	December 31, 2010

Revenue	-	273,948	-		$273,948

Costs of Goods Sold	-	177,439	-		177,439
Gross Profit	-	96.509	-		96,509

Selling, general and administrative expense	12,815	95,328	300,000	D	408,143

Total expenses	12,815	95,328	300,000		408,143

Interest income	-	212	-		212
Other expense	-	(626)	-		(626)

Total Other Income (expense)	-	(414)	-		(414)

Income (loss) Before taxes	(12,815)	767	(300,000)		(312,048)

Less: Income tax expense	-	6,778	-		6,778

Net loss	(12,815)	(6,011)	(300,000)		(318,826)

Net income attributable to non-controlling interest	-	8,404	-		8,404

Net loss attributable to CC Power	(12,815)	(14,415)	(300,000)		(327,230)

Net Loss	(12,815)	(6,011)	(300,000)		(318,826)

Foreign currency translation adjustment	-	2,631	-		2,631

Comprehensive income attributable to non-controlling interest	-	9,605	-		9,605

Comprehensive Income (Loss)	$(12,815)	$6,225	$(300,000)		$(306,590)

Basic and diluted net loss per share	$(0.00)	$-	$-		$(0.01)

Weighted average shares outstanding	77,700,000	-	(17,700,000)	C	60,000,000

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE TWELVE MONTHS ENDED MARCH 31, 2010

	Xcelmobility		Pro Forma		Pro Forma
	Inc.	CC Power	Adjustments		Consolidated
	For the	For the Twelve
	Twelve	Months ended
	Months ended
	March 31,	December 31,
	2010	2009

Revenue	$-	$224,038	$-		$224,038

Costs of Goods Sold	-	184,747	-		184,747

Gross Profit	-	39,291	-		39,291

Selling, general and administrative expense	32,722	200,306	300,000	D	533,028

Total expenses	32,722	200,306	300,000		533,028

Interest income	-	373	-		373

Other expense	-	(337)	-		(337)

Total Other Income (expense)	-	36	-		36

Loss Before taxes	(32,722)	(160,979)	(300,000)		(493,701)

Less: Income tax expense	-	933	-		933

Net loss	(32,722)	(161,912)	(300,000)		(494,634)

Net income attributable to non-controlling interest	-	1,210	-		1,210

Net loss attributable to CC Power	(32,722)	(163,122)	(300,000)		(495,844)

Net Loss	(32,722)	(161,912)	(300,000)		(494,634)
Foreign currency translation adjustment		225	-		225
Comprehensive income attributable to non-controlling interest	-	1,245	-		1,245

Comprehensive Income (Loss)	$(32,722)	$(160,442)	$(300,000)		$(493,164)

Basic and diluted net loss per share	$(0.00)	$-	$-		$(0.00)

Weighted average shares outstanding	77,700,000	-	(17,700,000)	C	60,000,000